Exhibit 99.1

Investor Meetings

March 19, 2014

Cross Winds Energy Park Consumers Smart Energy Program

Jackson Gas Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2013. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

Consumers Energy

Territory Overview

Fourth largest combination

utility in the United States

1.8 million electric and 1.7

million gas customers

8,600 MW of owned and

purchased generation

capacity

312 TBtu of gas storage

capacity

Premium regulatory

environment

one of largest investors and employers in Michigan.

Mindset

10-Year Actual $1.66

Dividend 7% CAGR

EPS $1.78 5%- 7%

Peers 4% $1.74

$1.55

$1.36 $1.45

$1.26 6%

$1.21 a $1.08

6% 5%-7%

$1.08 14% $1.02

$0.96 96¢

$0.90 27% 84¢

$0.81 Int’l Sale $0.84 32% 66¢

39% 50¢

80%

36¢

20¢

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Future

Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 60%-70%

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock drives consistent “real” EPS growth.

CMS Energy MODEL

RESULTS

Consistent

Predictable

Investment

Self-Imposed Limits • Ten year-$15 billion

• Small, bite size projects

• Sustainable base rates < 2% inflation • None “Bet The Company”

• Investment “Needed Not Wanted”

Upside Catalysts

A. Capex >$15 billion

B. PPA’s expire = 2,000 MW

C. Credit rating

D. Sales

E. Capacity price increases

F. ROA elimination

G. Continuous cost reductions

benefits customers AND shareowners.

Model Delivers

Above Average Return EPSa Growth vs Peers

Future 7%

Return

• Attractive dividend yield 4% 5% 5%-7% 6%

• 62% payout ratio

• EPS growth rate 5%-7% 4% 4%

• Driven by $7 billion

investment in regulated

Utility over next five years

Shareowner return 9%-11%

CMS Peers CMS Peers

- Ten-Year Growth Future

a Adjusted EPS (non-GAAP)

good, future return opportunity.

A. Visible, 10-Year INVESTMENT Plan

2013-2022 Opportunity Level

10-Year Plan

Amount

(bils)

Generation capacity

• PPA replacement $ 1.7

• ROA return

Higher renewables .3

Gas conversions & expansion 1.0

Electric reliability &

transmission 2.0

Total Opportunities $ 5.0

Rate Base 6%

Customer

base rates <2 >4

X

reflects catch-up needed to reduce cost and improve reliability.

Visible Investment: Catch-Up

Amount

(bils)

$1.8

$1.5

Peers

CMS

2013 Pct of Market Cap

Cap Inv OCF Liquidity

CMS 21% 20% 24%

Peers 18 16 20

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: 10K; actual amounts through 2012 smoothed for illustration creates unique opportunity; with OCF already stronger than peers.

Visible Investments: Customer-Driven

Clean Power Capacity Reliability Infrastructure

$2.5 Billion $1.5 Billion $4.0 Billion $4.5 Billion

Environmental New gas acquisition Consumers Smart Energy Gas distribution

Renewable energy Pipeline replacements Main replacements Propane switching

Ludington Pumped Storage Gas conversions Electric reliability Electric distribution small and incremental with no big bets.

Visible Investment: Gas Infrastructure

Gas System Investment

Amount

• #4 largest gas utility(bils)

$ 30.

$2.6

• 27,000 miles of distribution mains 2.5 $2.3

• 24,000 miles of service pipe 2.0

1.5 $1.4

• 1,700 miles of transmission lines

1.0

• 312 TBtu gas storage

0.5

0

2008-2012 2013-2017 2018-2022

accelerating investment opportunities.

Visible Investment: Major Generation

Over 6 GWs of Generation Assets

Karn/Weadock

Generating Complex

New Capacity

$0.4 B Generation

Reliability Ludington Pumped

Storage Plant

$0.7 B

Cross Winds

Energy Park

Environmental

Controls

$1.0 B Campbell Generating

Plant

Jackson Plant

Investing over $2 billion in generation over the next 5 years.

Visible Investment: Renewable Energy

• Michigan energy law requires:

• 10% renewables by 2015

• Purchase 50% and build 50%

• Lake Winds Energy Park

• 100 MW, 56 Vestas turbines

• Commercial operation – November 2012

• $235 million

• Cross Winds Energy Park Phase I

• 105 MW, 62 GE turbines

• Commercial operation – November 2014

• $255 million

Michigan’s largest renewable energy supplier.

Visible Investment: Rate Base Growth

Amount

(bils) Gas Capital Investment “Checklist”

$ 20 $19

Electric

Add Customer Value

$15 $6

15 Reduce O&M Costs

$11 $4 Reduce Fuel Costs

10 $3 Mandated by State or

$13 Federal Regulators

5 $11

$8

0

2013 2017 2022

Base Rate Increases <2% <2%

drives EPS, cash flow, and dividend growth.

B. Expiring PPA’S

MW Replace PPA

10,000 contracts with

Planned Demand Reductions owned

9,000 generation

Capacity Shortfall

8,000 Jackson Plant

Classic 7 Provides

7,000 Mothballed

(950 MW) incremental

Palisades PPA

Termination

6,000(778 MW) rate base (and

MCV PPA

Termination

(1,240 MW) earnings

0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2025 potential) with

CE Portfolio Jackson Plant no impact to

Capacity Shortfall Smart Energy, EO, Interruptibles customer rates

Net Peak Demand Plus Reserves Total Peak Demand Plus Reserves

will provide investment headroom.

C. Credit RATINGS....

CMS ENERGY



Scale
S&P / Fitch
Moody's
S&P (March)
Moody's (January)
Fitch (February)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook
Positive
Stable
Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . just upgraded, more ahead?

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D. Consumers SALES Growth

Examples of New Business Economic Indicators

Electric Grand

Gas Rapids Michigan U.S

Combination

Unemployment 5.6% 8.4% 6.7%

December 2013

GDP (real) 2010 thru 2012 14 11 7

Population 2010 Census 2 0 2

thru July 2012

Eco-Bio Plastics

3 MW Industrial Sales

Betz Industries CMS 6%

8 MW Plan Conservatively

Enbridge U.S. Utilities 2%

28 MW <1%

Dart Container

Magna-Cosma 2 MW

Casting

4 MW Norplas -5%

5 MW -6%

2008-2009 2010-2012 2013-17 Plan

Secant MACI Recession Recovery Assumptions

7 MW 6 MW

best economic indicators in State.

E. CAPACITY Price Market Increases

Today Future Scenarios

(mils)(mils)

+$50 $55

+$30 $35

$5

Capacity price < $0.50 $4.50 $7.50

($ kW per month)

could add value to the 700 MW “DIG” plant.

F. Retail Open Access Policy (ROA)

0.02%

310 “ROA” Electric Governor wants affordable

Customers residential bills and

competitive industrial rates

Eliminating ROA could:

Lower industrial rates by 10%

or all customers by 4%

1.8 Million Consumers Energy Policy has big impact on

Customers = 99.98% competitiveness

$150 million cost opportunity

change could allow for lower industrial rates.

Michigan’s Energy Future

Governor’s 2025 Energy Goals Regulatory Support

Adaptability

Eliminate energy waste

Reduce coal, replace with renewables

and gas

Reliability

Top quartile performance (SAIFI)

Top half performance (SAIDI)

Affordability

Residential bills below U.S. average

Competitive industrial rates

Environmental Protection (from the right)

Michigan Governor Rick Snyder

Reduce mercury, acid rain, particulates MPSC Chairman John Quackenbush

Increase renewables Michigan Energy Office Director Steve Bakkal will continue to strengthen with sound policy and strong leadership.

The Governor on Retail Open Access.

Question: “You seem to agree with utilities’

argument on choice. Does that mean you will

eliminate shopping altogether or keep the 10% cap in

place?”

“Choice creates a lot of challenges and problems so I wouldn’t jump to say increasing choice is the answer. I’m concerned about people bouncing back and forth depending on what’s going on with rates, essentially trying to arbitrage markets.”

Governor Rick Snyder

The Jackson City Council voted unanimously to pass a resolution opposing

House Bill 5184.

choice is not the solution to industrial competitiveness.

G. Self-Initiated COST Control

Average Annual O&M Change

+6%

+2%

+1%

Peers

Major

CMS Flat Storms

-2% -3% -2%

Peers 2013 -6%

Reinvestment

w/o Storm Changes Major 2013

Actual/Plan -8% Storms

-10%

Average -3.7% Plan Conservatively

2006-2012 2012 2013 2014 2014-2018

holds down rates and allows better system reliability.

G. Continuous COST Reduction

Past Progress Future Examples

Headcount Fuel Mix MW Employees

7,600 2016 Retire Coal -900 -300

2016 Add GCC + 540 + 20

$100k

Each 7,200 Total -360 -280

Future Savings (mils) $25

600

1,000 $60k Benefits Future Savings Annual

Each (mils)

2002-2012 Actions completed $25

2013 EGWP, OPEB & other 50

Future savings $75

2010 2012

People Productivity = $64 million Fuel and Benefits $100

a way of life at CMS.

Constructive Regulation

Commission Tier 1 State Ranking

1 5 Michigan

2 10

John Quackenbush (R), Chairman

Term Ends: July 2, 2017

3 18

4 10

5 6

Sally Talberg (I) Greg White (I)

Term Ends: July 2, 2019 Term Ends: July 2, 2015

Barclays Research

strong law on the books supported by a quality commission.

Customer Rates – Working With MPSC To Be . . . .

CMS ENERGY

2013-2017


Annual Average Base Rate Increases[a]
2% Inflation
~1%
~1%
Electric
Gas
[a] Includes surcharges

Cost Reductions

- ✓ Eliminate 2014 base rate increases:
  - Electric
  - Gas
- ✓ Eliminated renewable surcharge
- ✓ Eliminated rate skewing
- ✓ Lowered summer block rates

. . . . affordable and sustainable.

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CMS Mindset....

Icy Late December

O&M B/(W)

Than Forecast

(mils)

Storm(total $50 M) $(37)

Insurance 16

2014 Cold Lower contributions 9

Winter 2012 Hot Sales-weather 12

Summer Total $ 0

2013 Cold $1.66

Winter & Reinvested +7%

Cost Savings earlier 2013 Mild

Guidance Summer

2012 2012 Reinvestment (January-October) Amount

Warm Cost(mils)

Winter Saving Improve gas reliability $16

Improve electric reliability 14

Accelerate generation maintenance 7

Prefund pension & storm response 21

Total $58

....deliver for customers AND investors.

Operating Cash Flow Growth....

Amount

(bils) Gross operating cash flowa Up $0.5

Billion

$ 2.5 up $0.1 billion per year

$2.2

$2.1

2.0 $1.9 $2.0

$1.7 $1.8

$1.6

$1.5

1.5 Interest $1.4 $1.45 Working capital

and taxes

Investment

1.0

0.5

0

(0.5) a Non-GAAP Cash flow before dividend

2012 2013 2014 2015 2016 2017 2018

NOLs & Credits $0.7 $0.6 $0.4 $0.5 $0.4 $0.2 $0.1

....self-funds investment and strategy.

Key Takeaways....

EPS a “Real” Growth

$2.00 7%

Core Fundamentals

7% 5%

+7% 5% Visible Investment

+7%

+8% +7% Cost Controls

+12%

+12% +4% Target 5% - 7% Plan Conservatively

+7% Actual = 7%

+11% Supportive Regulatory

Catalysts Upside

Target 6% - 8% Actual EPS = 8%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Beyond

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

....distinguishi CMS favorably with customers and owners.

Appendix

Capital Expenditures

2014-2018 Plan

2013 2014 2015 2016 2017 2018 Total

(mils)(mils)(mils)(mils)(mils)(mils)(mils)

Electric

Distribution $ 199 $ 190 $ 197 $ 202 $ 211 $ 208 $ 1,008

Generation 89 96 93 88 60 155 492

New Customers 48 47 38 39 38 34 196

Other 96 102 81 82 84 61 410

Electric Base Capital $ 432 $ 435 $ 409 $ 411 $ 393 $ 458 $ 2,106

Gas

Distribution $ 177 $ 152 $ 181 $ 177 $ 193 $ 212 $ 915

New Customers 45 45 40 36 36 35 192

Other 88 60 53 53 49 44 259

Gas Base Capital $ 310 $ 257 $ 274 $ 266 $ 278 $ 291 $ 1,366

Total Base Capital $ 742 $ 692 $ 683 $ 677 $ 671 $ 749 $ 3,472

Investment Choices

Environmental $ 292 $ 280 $ 200 $ 122 $ 114 $ 111 $ 827

Electric Reliability 102 156 208 108 129 133 734

Gas Infrastructure 117 182 198 178 202 211 971

New Gas Plant Capacity - - - 155 10 100 265

Renewables 83 163 9 - - - 172

Consumers Smart Energy 66 84 134 175 120 - 513

Ludington Hydro & other 62 90 55 58 56 145 404

Total Choices $ 722 $ 955 $ 804 $ 796 $ 631 $ 700 $ 3,886

Total Utility $ 1,464 $ 1,647 $ 1,487 $ 1,473 $ 1,302 $ 1,449 $ 7,358

GAAP Reconciliation

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Reported earnings (loss) per share - GAAP($0.30) $0.64($0.44)($0.41)($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $ 1.66

After-tax items:

Electric and gas utility 0.21(0.39) - - (0.07) 0.05 0.33 0.03 - 0.17 -

Enterprises 0.74 0.62 0.04(0.02) 1.25(0.02) 0.09(0.03)(0.11)(0.01)*

Corporate interest and other 0.16(0.03) 0.04 0.27(0.32)(0.02) 0.01*(0.01)**

Discontinued operations (income) loss(0.16) 0.02(0.07)(0.03) 0.40(*)(0.08) 0.08(0.01)(0.03)*

Asset impairment charges, net - - 1.82 0.76 0.60 - - - - - -

Cumulative accounting changes 0.16 0.01 - - - - - - - - -

Adjusted earnings per share, including MTM - non-GAA $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $ 1.66

Mark-to-market impacts 0.03(0.43) 0.51

Adjusted earnings per share, excluding MTM - non-GAA NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

2012 2013 2014 2015 2016 2017 2018

Consumers Operating Income + Depreciation & Amortization $ 1,635 (a) $ 1,740 $ 1,800 $ 1,876 $ 1,952 $ 2,054 $ 2,162

Enterprises Project Cash Flows 17 16 25 30 28 35 36

Gross Operating Cash Flow $ 1,652 $ 1,756 $ 1,825 $ 1,906 $ 1,980 $ 2,089 $ 2,198

Other operating activities including taxes, interest payments and working capital(411)(335)(375)(356)(730)(739)(748)

Net cash provided by operating activities $ 1,241 $ 1,421 $ 1,450 $ 1,550 $ 1,250 $ 1,350 $ 1,450

(a)	excludes $(59) million 2012 disallowance related to electric decoupling
31